Project North October 2, 2014 Reorganization Considerations Exhibit 99.5 Confidential Subject to FRE 408

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Disclaimer
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Confidential Subject to FRE 408 Project North Blackstone Weil 2 Agenda U.K. Opportunities and Business Strategy Restructuring Goals Debt Capacity Considerations Potential Compromise Structure 1 2 3 4

Project North
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U.K. Opportunity and Business Strategy
U.K. North Sea presents large remaining reserves with undeveloped and undiscovered volumes across the region
•
Stable region with low geopolitical risk
•
Geologically well understood with decades of experience drilling in the region
•
Significant infrastructure in-place to support economics of development for new production
Governmental and regulatory support for exploration, development and production
•
Attractive fiscal terms by global standards and improving regulatory environment (Wood Report)
•
After-tax treatment of decommissioning
•
Access to infrastructure
Larger players seeking to re-shape or exit their North Sea positions
•
Increasing availability of personnel
•
Rig market softening
•
Assets on the market
Limited competition in the small/mid cap space – 20k boe/d threshold
•
Private equity entering the market
1
The U.K. North Sea presents significant opportunity today for a full-cycle E&P business properly capitalized, with adequate scale and core producing assets.
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U.K. Opportunity and Business Strategy (Cont’d)
1.
Maximize production from existing North Sea assets and pursue realization of upsides
a)
Collaborate with JV partners
b)
Infill drilling opportunities at Alba
c)
Increase Scott platform capacity
d)
Utilize existing tax assets
2.
Explore, develop and monetize contingent resources
a)
Track record of successfully finding new oil and gas reserves more efficiently than any other independent
b)
Pursue new opportunities (Rossini, Mabry, other contingent resources)
c)
Partner through farm-ins to reduce capital need while receiving carry
d)
Share sub surface technical team with business development and operation teams
3.
Opportunistic acquisition of producing North Sea reserves
a)
Diversify portfolio and reduce well concentration
b)
Seek out producing assets with minimal development costs or decommissioning exposure and 3P upside
c)
Potential to buy assets at attractive prices
4.
Monetize selected assets and redeploy proceeds to core
a)
Consider sale of U.S. assets to reduce investment needs and capex costs
b)
Potential opportunities to sell selected U.K. assets
Endeavour is well positioned as a leading pure-play U.K. independent producer.  The Company’s proposed strategy is anchored in existing U.K. assets and aimed at balancing production and lower-
risk growth.
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Indicative
Capital to
Realize
Alba
Rochelle
Bacchus
Columbus
Bittern
Enoch
$30 - $50
million
per year
(1)
________________________________________________
(1) Based on analysis of the 6/30/14 reserve report.
Mature Low Risk
Assets
The opportunity in the North Sea related to the Endeavour platform presents significant value as a going concern.
Accelerate drilling at Alba
Potentially debottleneck
Scott Platform
Accelerate drilling at
Rochelle
Indicative
Capital to
Realize
Rossini
Mabry
Rochelle
Jurassic
$10 - $15
million
per year
Clear Upside with
Limited Risk
Indicative
Capital to
Realize
Centurion North
Centurion South
Ravel
Mostyn
Buffalo
Rogers
Others
$10 - $15
million
per year
Other Contingent
Resources
Endeavour successfully
developed Rochelle, Cygnus,
and other prospects in the
North Sea
Rossini exploration /
appraisal well with partner
(2015)
Mabry exploration well (late
2015 or 2016)
Create value by derisking
existing portfolio of
prospects
Opportunity to farm down
to partially monetize once
derisked
Long term could create
significant value in the
portfolio
Indicative
Capital to
Realize
Various Assets $30 - $40
million
per year
M&A
Majors pulling back
H1 2014 activity implies a
low $/boe for already
producing assets
U.K. Opportunity and Business Strategy (Cont’d)
1
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Restructuring Goals
1.
Protect Company assets during restructuring
2.
Minimize restructuring costs
3.
Design new capital structure to maximize business value
4.
Reduce debt service to permit capex to maintain and grow cash flows
5.
Maximize recovery to all creditors
2
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________________________________________________
(1) Reflects netting of LC cash collateral that is expected to increase to $105mm on 12/1/14.
(2) Assumes refinancing of existing UK debt facility in 12 months.
(3) Cash change driven primarily by $12mm of UK interest, $26mm of capex/decommissioning, net of operating cash flow.
I) Pro Forma Capital Structure Summary Illustrative
($ in millions) Principal Current Rate PF Rate Amort
UK Bank Debt $440.0 11.0% 8.0%
(2)
10.0%
New Notes 200.0                12.0% 8.5% NA
Total Debt $640.0
Total Debt Excluding LC
(1)
$535.0
II) Bridge to Starting Cash
Amount
9/30/14 Aprox. Consolidated Cash $60.0
New UK Facility Liquidity 36.0
Incremental Q4 L/C Need (15.0)
Q4 Cash Use
(3)
(33.0)
Emergence Costs (15.0)
Projected Cash at Emergence (Illustrative 12/31/14) $33.0
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Debt Capacity Considerations – Compromise Scenario Assumptions

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Debt Capacity Considerations (Cont’d) – Compromise Scenario Illustrative Forecast
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($ in millions) Business Plan Illustrative Run Rate
2014E 2015E 2016E 2017E 2018E
UK EBITDA $221.0 $281.6 $275.8 $250.0 $250.0
Less: PRT 11.5          (28.1)                 (51.0)                 (35.6) (35.6)
Less: CT Taxes -              -                       -                       -                       -
Less: SCT Taxes -              -                       -                       (21.2)                 (40.5)
Less: Capex (68.3)         (71.7)                 (45.2)                 (80.0)                 (80.0)
Less: Abandonment (59.8)         (56.4)                 (37.9)                 -                       -
Less: Provision for LCs (15.0)         (15.0)                 (15.0)                 (15.0)                 (15.0)
Less: Contingency -              -                       -                       -                       -
UK Unlevered FCF 89.4          $110.4 $126.7 $98.2 $79.0
UK Bank Debt Interest ($48.4) ($33.4) ($29.9) ($26.4)
UK Bank Debt Amortization -                       (44.0)                 (44.0)                 (44.0)
Cash Flow to US $62.0 $49.3 $24.3 $8.6
US Unlevered Cash Flow ($10.0) $ – $ – $ –
New Note Interest (17.0)                 (17.0)                 (17.0)                 (17.0)
Total Free Cash Flow $35.0 $32.3 $7.3 ($8.4)
Beginning Cash $33.0 $68.0 $100.3 $107.5
Total Cash Flow 35.0                   32.3                   7.3                     (8.4)
Ending Cash $33.0 $68.0 $100.3 $107.5 $99.1
Total Debt $640.0 $640.0 $596.0 $552.0 $508.0
Total Debt/ UK EBITDA 2.9x 2.3x 2.2x 2.2x 2.0x
Total Debt Excl. LCs 535.0 535.0 491.0 447.0 403.0
Adj. Debt / UK EBITDA 2.4x 1.9x 1.8x 1.8x 1.6x
CT NOL Ending Balance $629.5 $569.5 $478.2 $390.7 $299.7
SCT NOL Ending Balance 358.4 212.8 60.1 – –

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Debt Capacity Considerations (Cont’d) – U.K. 2P Reserve Report Metrics
________________________________________________
Source:  Interim Reserve Report (Q2 2014 Roll-Forward).
3
Production (mboe) Capital Expenditures ($ in millions)
Adequate capital spend is necessary to maintain and grow production, otherwise existing reserves will deplete and future production will decline.
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$0
$25
$50
$75
$100
$125
$150
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
0
1,000
2,000
3,000
4,000
5,000
6,000
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

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Debt Capacity Considerations (Cont’d) – Rationale For Illustrated Leverage
Provides cash flow for investment to replace naturally declining asset base and take advantage of lower risk growth opportunities
Positions the company as an attractive investment opportunity to take advantage of U.K. North Sea dynamics
Without investment, a simple “blow down” of the existing reserves will not allow the company to amortize or retire debt
Without investment, any new equity unlikely to have long-term value
Without a cash cushion, business will be run sub-optimally and at significant risk of unplanned downtime
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Debt Capacity Considerations (Cont’d) – Comparable Company Credit Metrics
($ in millions)
________________________________________________
Source:  Company filings, Capital IQ, and Company estimates.
Note:  Market data as of 9/30/14.
(1) Endeavour LTM EBITDA as of Q1 2014.
3
Sample Peer Group Illustrative Endeavour
EnQuest Ithaca Energy Iona Energy Mean $200mm US $445mm US
Market Capitalization $1,382 $619 $94
Debt $942 $769 $265 $535 $780
Unrestricted Cash (216) (61) (26)
TEV $2,108 $1,309 $334
Metrics
LTM EBITDA
(1)
$631 $309 $77 $217 $217
2014E EBITDA $511 $311 NM $222 $222
2015E EBITDA $673 $494 NM $293 $293
Credit Metrics
Debt / LTM EBITDA 1.5x 2.5x 3.4x 2.5x 2.5x 3.6x
Debt / 2014E EBITDA 1.8x 2.5x NM 2.2x 2.4x 3.5x
Debt / 2015E EBITDA 1.4x 1.6x NM 1.5x 1.8x 2.7x
Debt / Market Capitalization 68% 124% 282% 158%

Appendix

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Existing Capital Structure
________________________________________________
Note: Debt balances as of 9/30/14.
(1) Excludes $105mm LC Facility.
(2) As of 9/30/14.
($ in mm) Terms
Maturity Interest Rate Principal
Price
(2)
Market Value
Term Loan
(1)
Jan-17 L+1000 $ 440.0 100.0 $ 440.0
Total EEUK Debt and Claims $ 440.0 $ 440.0
First Priority Notes Mar-18 12.0% 404.0                   72.0 290.9
Second Priority Notes Jun-18 12.0% 150.0                   21.0 31.5
Total Secured Debt $ 994.0 $ 762.4
Convertible Unsecured Notes Jul-16 5.5% $ 135.0 6.0 8.1
Convertible Unsecured Bonds Nov-17 (Oct-15) 6.5% 17.5                     8.3 1.4
Convertible Unsecured Bonds Jan-16 7.5% 82.9                     NA NA
Total Debt $ 1,229.4 NA
Series C Preferred 4.5% $ 37.0 NA NA
Series B Preferred 4.5% 3.9                       NA NA
Common: $0.30 per share as of 09/30/14 15.1                     15.1
Total Capitalization $ 1,285.4

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(2)
Corporate Structure
________________________________________________
$40.9mm Series B & C Preferred
Equity
U.S.-Based Debt
$404.0mm March 2018
12% Notes
$150.0mm June 2018
12% Notes
$135.0mm 5.5% 2016 Converts
$82.9mm 7.5% 2016
Convertible Notes
Endeavour Energy U.K. Limited
(English/Welsh Corp.)
Endeavour International
Corporation (NV)
Endeavour North Sea Limited
(English/Welsh Corp.)
Endeavour Energy
Luxembourg S.à r.l. (Lux. Corp.)
$440.0mm  EEUK Term Loan
Europe-Based Debt
Endeavour Energy North Sea,
L.P. (DE)
Intercompany
Note
($500.0mm)
(2)
Intercompany Note ($82.9mm)
Endeavour Operating
Corporation (DE)
(65% Pledge of Capital Stock)
Secured Issuer/Borrower
Unsecured Issuer/Borrower
Unsecured Guarantor
Lien
Claim Type
Equity
Secured Guarantor
Endeavour International
Holding B.V. (Netherlands)
Intercompany
Note
($440.0mm)
Endeavour Colorado Corp.
(DE)
$17.5mm 6.5% 2017 Converts
End Finco LLC (DE)
Endeavour Energy New
Ventures Inc. (DE)
END Management Company
(DE)
Endeavour Energy North Sea
LLC (DE)
Endeavour Energy Netherlands
B.V. (Netherlands)
99.9%
LP
0.1%
GP
(1)
This chart is for illustrative purposes only.  Nothing in the chart is intended to or shall be construed as an admission as to the validity of any claim against
Endeavour or a waiver of any of Endeavour’s or any party’s rights to dispute the amount of, basis for, or validity of, any claim against Endeavour.
The guarantee from EOC on account of the EEUK Term Loan excludes the 65% Pledge of Capital Stock of EIHBV, the $500.0mm
intercompany note, and the cash, cash equivalents, and bank accounts of EOC.
The $500.0mm Intercompany Note is subject to payment subordination in favor of the EEUK Term Loan.
Note: Dollar amounts represents face value as of 9/30/14 and excludes any accrued interest or OID.
(1)

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Structure
$440mm term loan to EIHBV
Refinances $365mm existing UK debt
Tenor
Matures January 1, 2017
Pricing
L+1,000; 1.0% floor (11.0%)
2% OID ($8.8mm)
Guarantors / Collateral
US & UK
Does not include US cash
Amortization
None
Pre-Payment
During year 1 MWC equal to interest due after 1 anniversary until maturity plus 1%
After year 1 101%
Covenants / Other
2.75x leverage
1.0x 2P asset coverage ($16 / boe) (e.g. 38.1mboe x $16 = $610mm)
Transfer of $55mm and $19mm cash to US in years 1 and 2 permitted, restrictions on use of cash in US
Min cash in UK of $10mm to transfer cash to the US
$440mm UK Term Loan Refinancing Summary
st